Thrivent Mutual Funds

Supplement to

Class A Shares Prospectus and

Institutional Class Shares Prospectus,

each dated February 28, 2014

with respect to

Thrivent Partner Small Cap Growth Fund

Effective May 27, 2014, the following changes will be made in the sections of the prospectus describing Thrivent Partner Small Cap Growth Fund (the “Fund”).

1.	The “Principal Strategies” section of the “Summary Section” and “More about Investment Strategies and Risks” will be deleted and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of small companies. The Adviser focuses mainly in the securities of smaller U.S. companies which have market capitalizations similar to those companies included in widely known indices such as the S&P SmallCap 600 Growth Index, the Russell 2000® Growth Index, or the small company market capitalization classifications published by Lipper, Inc. Should the Adviser determine that the Fund would benefit from reducing the percentage of its assets invested in securities of small companies from 80% to a lesser amount, we will notify you at least 60 days prior to the change.

The Fund seeks to achieve its investment objective by investing primarily in common stocks. The Adviser uses fundamental, quantitative, and technical investment research techniques to determine what securities to buy and sell. The Adviser looks for small companies that, in its opinion:

•	have an improving fundamental outlook;
•	have capable management; and
•	are financially sound.

The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets to more promising opportunities.

2.	The paragraph under “Investment Adviser(s)” in the “Summary Section” should be deleted and replaced with the following:

The Fund is managed by Thrivent Asset Management, LLC.

3.	The paragraph under “Portfolio Manager(s)” in the “Summary Section” and in the “Portfolio Management” section should be deleted and replaced with the following:

Matthew D. Finn, CFA and David J. Lettenberger, CFA have served as portfolio managers of the Fund since 2014. Mr. Finn has been a portfolio manager at Thrivent Financial since 2004, when he joined the firm. Mr. Lettenberger has been with Thrivent Financial since 2013 and previously served as an associate portfolio manager.

The date of this Supplement is June 5, 2014.

Please include this Supplement with your Prospectus.

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Thrivent Mutual Funds

Supplement to the Statement of Additional Information,

dated February 28, 2014

with respect to

Thrivent Partner Small Cap Growth Fund

Effective May 27, 2014, Thrivent Asset Management, LLC will begin managing the Thrivent Partner Small Cap Growth Fund (the “Fund”). As a result, the following changes will be made in the sections of the Statement of Additional Information describing the Fund.

1.	All references to Turner Investments, L.P. shall be removed.

2.	“Thrivent Partner Small Cap Growth Fund” should be deleted from the paragraph under “Investment Subdvisers” on page 52.

3.	The entire section under “Thrivent Partner Small Cap Growth Fund” on pages 53 through 54 should be deleted.

The date of this Supplement is June 5, 2014.

Please include this Supplement with your Statement of Additional Information.

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